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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-89008, No. 33-65578 and No. 33-6727511) of IMP,
Inc. of our report dated June 12, 1999, except for Note 10 which is as of December 31, 1999, appearing in this Annual Report on Form 10-K/A. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in the Form 10-K/A.

/s/ PRICEWATERHOUSECOOPERS LLP






San Jose, California
March 10, 2000



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